Camber Energy, Inc. 8-K

Exhibit 99.1

Camber Energy Provides Update on The Status of The Completion of SEC Required Financial Statements of Lineal

HOUSTON, TX / ACCESSWIRE / July 18, 2019 / Camber Energy, Inc. (NYSE American: CEI) (“Camber” or the “Company”) based in Houston, Texas, announced today its recently acquired subsidiary Lineal Star Holdings, LLC (“Lineal”) www.LinealStar.com, is working with Camber’s auditors to prepare Lineal’s financial statements, which must be filed with the Securities and Exchange Commission (the “SEC”) within approximately seventy-five days of the closing of the Agreement and Plan of Merger.

Louis G. Schott, the Interim CEO of Camber stated, “We are continuing to work towards completing the audit of the financials of Lineal as required by SEC rules and requirements and anticipate it will be filed on a timely basis.”

About Camber Energy, Inc.

Based in Houston, Texas, Camber Energy’s (NYSE American: CEI) primary focus is midstream and downstream pipeline specialty construction, maintenance and field services via its recently announced acquisition of Lineal Star Holdings LLC. Certain elements of the Lineal Star Holdings acquisition agreement detailed in the Current Report on Form 8-K released by the Company on July 9, 2019, are subject to the results of a shareholder vote expected to be held by the end of 2019.  For more information, please visit the Company's website at www.camber.energy.

Safe Harbor Statement and Disclaimer

This release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinion, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although Camber believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. These include risks relating to the absence or delay in receipt of the required shareholder approval of certain terms of the acquisition of Lineal; government approvals or third party consents; risks relating to funding; the risks of substantial ongoing dilution of common shareholders  pursuant to conversion of Series C Redeemable Convertible Preferred Stock of the Company, and other shares due pursuant to the designation of such preferred stock; risks relating to extensions and approvals provided by the NYSE American; risks related to potential future acquisitions or combinations, including the proposed acquisition disclosed above, and the risks of not closing such transactions; risks inherent in natural gas and oil drilling and production activities, including risks of fire, explosion, blowouts, pipe failure, casing collapse, unusual or unexpected formation pressures, environmental hazards, and other operating and production risks, which may temporarily or permanently reduce production or cause initial production or test results to not be indicative of future well performance or delay the timing of sales or completion of drilling operations; delays in receipt of drilling permits; risks with respect to natural gas and oil prices, a material decline which could cause Camber to delay or suspend planned drilling operations or reduce production levels; risks relating to the availability of capital to fund drilling operations that can be adversely affected by adverse drilling results, production declines and declines in natural gas and oil prices; risks relating to unexpected adverse developments in the status of properties; and other risks described in Camber's Annual Report on Form 10-K and other filings with the SEC, available at the SEC’s website at www.sec.gov. Investors are cautioned that any forward-looking statements are not guarantees of future performance, actual results or developments may differ materially from those projected and investors should not purchase the stock of Camber Energy if they cannot withstand the loss of their entire investment. The forward-looking statements in this press release are made as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company. The Company’s SEC filings are available at http://www.sec.gov.

SOURCE: Camber Energy, Inc.